UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2005

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 is being filed in order to amend and restate Item 1.01 of this Current Report, to add Item 1.02 and to file Exhibit 99.2.

Item 1.01. Entry into a Material Definitive Agreement

     To the extent required by Item 1.01 of Form 8-K, the information contained in Item 8.01 of this Current Report, under the caption “Announcement of WebMD Health Management Team,” is incorporated by reference in this Item 1.01.

* * * *

     Our WebMD Health Holdings, Inc. subsidiary (“WebMD Health”) and Anthony Vuolo, our Executive Vice President – Business Development and WebMD Health’s Executive Vice President – Finance and Chief Financial Officer, have entered into a new amended and restated employment agreement, dated as of July 14, 2005 (the “New Agreement”), approved by the Compensation Committee of our Board of Directors, that provides that it shall supersede the existing employment agreement between WebMD Corporation and Mr. Vuolo (the “Existing Agreement”) effective on the date on which securities of WebMD Health are first publicly traded following its initial public offering. In the event that the offering of WebMD Health securities does not occur, the New Agreement will be null and void and will have no force and effect and the Existing Agreement will remain in full force and effect. To the extent required by Item 1.01 of Form 8-K, the following are incorporated by reference into this Item 1.01 pursuant to General Instruction B.3 of Form 8-K:

•	the description of the New Agreement under the heading “Management — Compensation Arrangements with Named Executive Officers — Arrangements with Anthony Vuolo” in the preliminary prospectus included in Amendment No. 1 to the Registration Statement on Form S-1 (Reg. No. 333-124832) filed by WebMD Health;

•	the description of the Existing Agreement under the heading “Executive Compensation — Compensation Arrangements with Executive Officers — Arrangements with Anthony Vuolo” in the Proxy Statement, dated as of August 13, 2004, for our 2004 Annual Meeting of Stockholders; and

•	the Existing Agreement itself, a copy of which was filed as Exhibit 10.52 to our Annual Report on Form 10-K for the year ended December 31, 2001, as amended by Amendment No. 1 on Form 10-K/A.

The summary of the New Agreement that is incorporated by reference into this Item 1.01 is qualified in its entirety by reference to the New Agreement itself, a copy of which is being filed as Exhibit 99.2 to this Current Report and which is incorporated by this reference into this Item 1.01 in its entirety.

* * * *

     Our WebMD Health Holdings, Inc. subsidiary (“WebMD Health”) and Martin J. Wygod, our Chairman of the Board and WebMD Health’s Chairman of the Board, expect to enter into a letter agreement reflecting terms, approved by the Compensation Committee of our Board of Directors, for a grant of restricted WebMD Health common stock and a grant of options to purchase WebMD Health common stock to be made to Mr. Wygod, effective on the date on which securities of WebMD Health are first publicly traded following its initial public offering. To the extent required by Item 1.01 of Form 8-K, we are hereby incorporating by reference into this Item 1.01, pursuant to General Instruction B.3 of Form 8-K, the description of the terms of the grants and of our compensation arrangements with Mr. Wygod contained under the heading “Management — Compensation Arrangements with Named Executive Officers — Arrangements with Martin J. Wygod” in Amendment No. 1 to the Registration Statement on Form S-1 (Reg. No. 333-124832) filed by WebMD Health.

Item 1.02 Termination of a Material Definitive Agreement

     To the extent required by Item 1.02 of Form 8-K, the information contained or incorporated by reference into Item 1.01 of this Current Report regarding agreements between WebMD Corporation, WebMD Health Holdings, Inc. and Mr. Vuolo is incorporated by reference into this Item 1.02.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

          The following exhibits are filed herewith:

Exhibit
Number	Description
99.1*	Amendment, dated as of July 13, 2005, to the Employment Agreement, dated as of April 28, 2005, between WebMD, Inc. and David Gang

99.2	Amended and Restated Employment Agreement, dated as of July 14, 2005, between WebMD Health Holdings, Inc. and Anthony Vuolo

*	Previously filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: July 18, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Amendment, dated as of July 13, 2005, to the Employment Agreement, dated as of April 28, 2005, between WebMD, Inc. and David Gang

99.2	Amended and Restated Employment Agreement, dated as of July 14, 2005, between WebMD Health Holdings, Inc. and Anthony Vuolo

*	Previously filed.

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